UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  May 3, 2016

FIDELITY D & D BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA       18512

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (570) 342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR

240.13e-4(c))

FIDELITY D & D BANCORP, INC.

CURRENT REPORT ON FORM 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On May 3, 2016, The Board of Directors of Fidelity D & D Bancorp, Inc. (the “Company”) named Eugene J. Walsh as Vice President and Chief Operating Officer of the Company and the Board of Directors, of its wholly owned subsidiary, Fidelity Deposit and Discount Bank (the “Bank”) promoted Eugene J. Walsh, Executive Vice President to Chief Operating Officer from Chief Credit and Risk Officer of the Bank.

Mr. Walsh, age 51, was previously Executive Vice President and Chief Risk and Credit Officer of the Bank beginning in March 2014.  Mr. Walsh was previously Executive Vice President and Senior Loan Officer of the Bank from 2001 to 2005. During the interim period, Mr. Walsh served as Vice President, Government Banking & Corporate Lending at M&T Bank in Wilkes-Barre, Pennsylvania, and Chief Financial Officer of Intific, Inc. in Peckville, Pennsylvania.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders held on May 3, 2016, the judge of election made the report concerning the results of balloting.  Holders of 1,889,496 shares of common stock, representing 77% of the total number of shares outstanding, were represented in person or by proxy at the 2016 annual meeting of shareholders.  The following proposals were submitted by the Board of Directors to a vote of security holders:

(1)   Election of three Class C  Directors to serve for a  three-year term and until their successors are properly elected and qualified:

	Votes for	Votes withheld	Broker non-votes
Brian J. Cali, Esquire	1,471,566	33,358	384,572
Patrick J. Dempsey	1,422,479	82,445	384,572
Daniel J. Santaniello	1,465,873	39,051	384,572

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2019 and until their respective successors have been duly elected and qualified.

In addition to the above elected Class C Directors, at the conclusion of its annual meeting, the Company’s Board of Directors consisted of:  Mary E. McDonald, David L. Tressler, Sr., and Kristin Dempsey O’Donnell, as Class B Directors whose terms expire in 2017; and John T. Cognetti, Richard J. Lettieri and Michael J. McDonald, Esquire, as Class A Directors whose terms expire in 2018.

(2)  To ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.    The proposal received the following votes:

Votes for	Votes against	Votes abstain	Broker non-votes
1,884,189	2,473	2,834	-

Based on the votes set forth above, the appointment of RSM US LLP as the independent registered public accounting firm to serve for the year ending December 31, 2016 was duly ratified by the shareholders.

(3)  To approve, on a non-binding basis, the Company’s executive compensation.  The proposal received the following votes:

Votes for	Votes against	Votes abstain	Broker non-votes
1,447,209	32,194	25,521	384,572

Based on the votes set forth above, the non-binding vote on executive compensation was duly approved by the shareholders.

Item 7.01 Regulation FD Disclosure

On May 3, 2016,  executive management of Fidelity D & D Bancorp, Inc. delivered a presentation at the Company’s Annual Meeting of Shareholders.  A copy of the presentation is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit NumberDescription

99.1             Presentation at the Company’s Annual Shareholder meeting on May 3, 2016.

The information in this Item 9.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D & D BANCORP, INC.

Date: May 4, 2016	By: /s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Presentation at the Company’s Annual Shareholder meeting on May 3, 2016.